SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.


                                FORM 8-K


                             CURRENT REPORT


                 Pursuant to Section 10 or 15(d) of the
                     Securities Exchange Act of 1934



                              APRIL 14, 1999
            ------------------------------------------------
            Date of Report (date of earliest event reported)


                       WINCO PETROLEUM CORPORATION
          -----------------------------------------------------
         (Exact Name of Registrant as Specified in its Charter)


         COLORADO                0-9295                  84-0794604
----------------------------  -------------        ----------------------
(State or Other Jurisdiction   (Commission             (IRS Employer
     of Incorporation         File Number)         Identification Number)


                              3118 CUMMINGS
                       GARDEN CITY, KANSAS  67846
                 ---------------------------------------
                 (Address of Principal Executive Offices
                           Including Zip Code)


                             (316) 275-2963
                     ------------------------------
                     (Registrant's telephone number,
                          including area code)


                             NOT APPLICABLE
      -------------------------------------------------------------
      (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant
          --------------------------------

          N/A

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          On April 14, 1999, pursuant to a verbal agreement, Winco Petroleum Corporation ("Winco" or the "Registrant") acquired a 100% working interest in and the associated operations of four oil leases from Mai Oil Operations ("Mai"), an unaffiliated entity. The revenue interests acquired range from 80% to 87.5%, as landowner and overriding royalty interest are paid from oil sales by the purchaser. These four leases are the Coady Hill, Holl and Michel
          A in Russell County, Kansas and the Gage A in Barton County, Kansas. The four leases include a total of fourteen (14) producing oil wells and two salt-water disposal wells. Winco paid $73,916 in cash consideration to acquire the interests and operations of the four oil leases, which includes the acquisition of the entire leasehold and all equipment related to operations on the leasehold. In determining the amount of consideration to be paid to Mai, Winco evaluated its current cash flow, as well as the estimated life and potential for improvement of the operations on the four oil leases. Winco obtained the funds to make this acquisition from working capital.

          The acquisition of these four oil leases is consistent with Winco's strategy of property acquisition and the acquired leases are located near other properties operated by Winco or its affiliates. The acquired wells on the leases have been producing for several years, but production has declined in the last couple of years. Upon acquisition of the four oil leases, Winco performed mechanical repairs and chemical treatments to some of the wells to optimize their efficiency. Winco believes that the potential for improvement in production exists with some of the acquired wells and that the price paid for the four oil leases will be recovered in a reasonable time period, which may even be shortened through production enhancement and/or improvement in oil prices.


Item 3.   Bankruptcy or Receivership
          --------------------------

          N/A

Item 4.   Changes in Registrant's Certifying Accountants
          ----------------------------------------------

          N/A

Item 5.   Material Events
          ---------------

          N/A

Item 6.   Resignations of Registrant's Directors
          -----------------------------------

          N/A

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (a)  Financial Statements of Business Acquired.

                      COADY, GAGE, HOLL, AND MICHEL
                          PRODUCING PROPERTIES

                PURCHASED BY WINCO PETROLEUM CORPORATION

                      STATEMENT OF DIRECT REVENUES
                      AND ESTIMATED DIRECT EXPENSES

                       DECEMBER 31, 1998 AND 1997

                                  WITH

                      INDEPENDENT AUDITORS' REPORT

            COADY, GAGE, HOLL AND MICHEL PRODUCING PROPERTIES

                PURCHASED BY WINCO PETROLEUM CORPORATION

       STATEMENT OF DIRECT REVENUES AND ESTIMATED DIRECT EXPENSES

                       December 31, 1998 and 1997





                            TABLE OF CONTENTS
                            -----------------
                                                                   Page
                                                                 --------

Independent Auditors' Report . . . . . . . . . . . . . . . . . . . .F-1


Financial Statements:

     Statement of Direct Revenues and Estimated Direct Expenses. . .F-2

     Notes to Financial Statements . . . . . . . . . . . . . . . . .F-3

                      INDEPENDENT AUDITORS' REPORT
                      ----------------------------


Board of Directors
Winco Petroleum Corporation


We have audited the accompanying statement of direct revenues and estimated direct expenses of the Coady, Gage, Hall, and Michel producing properties purchased by Winco Petroleum Corporation's as of December 31, 1998 and 1997. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statement of direct revenues and estimated direct expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K of Winco Petroleum Corporation) as described in Note 1 and is not intended to be a complete presentation of the properties' revenues and expenses.

In our opinion, the statement of direct revenues and estimated direct expenses referred to above presents fairly, in all material respects, the estimated net direct revenues of the Coady, Gage, Hall, and Michel producing properties for the years ended December 31, 1998 and 1997 in conformity with generally accepted accounting principles.


                                   /s/ ALLEN, GIBBS & HOULIK, L.C.

November 20, 2000

            COADY, GAGE, HOLL AND MICHEL PRODUCING PROPERTIES

                PURCHASED BY WINCO PETROLEUM CORPORATION

       STATEMENT OF DIRECT REVENUES AND ESTIMATED DIRECT EXPENSES

                       December 31, 1998 and 1997





                                                       1998                 1997
                                                    -----------          -----------
Direct revenues                                     $    79,350          $   142,695
                                                    -----------          -----------

Estimated direct expenses:
  Lease operating                                        34,536               34,536
  General and administrative                             11,400               11,400
                                                    -----------          -----------

                                                         45,936               45,936
                                                    -----------          -----------

     NET DIRECT REVENUES                            $    33,414          $    96,759
                                                    ===========          ===========









                 The accompanying notes are an integral
                    part of this financial statement.

            COADY, GAGE, HOLL AND MICHEL PRODUCING PROPERTIES

                PURCHASED BY WINCO PETROLEUM CORPORATION

                      NOTES TO FINANCIAL STATEMENTS



1.   NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     NATURE OF BUSINESS - Effective April 14, 1999, Winco Petroleum Corporation (Company) acquired 100% of the working interests and operations of the oil wells referred to as the Coady, Gage, Holl, and Michel producing properties (Properties), in the amount of $73,916.
     The statement of direct revenues and estimated direct expenses has been prepared using available information, including oil produced and actual oil prices for the periods indicated and estimated direct expenses. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect: (1) the reported amounts of assets and liabilities, (2) disclosures such as contingencies, and (3) the reported amounts of revenues and expenses included in such financial statements. Actual results could differ from those estimates.

     HISTORICAL SUMMARY - The Historical Summaries presented herein were prepared for the purposes of complying with the financial statement requirements of a business acquisition to be filed on Form 8-K as promulgated by Regulation S-B Item 3/D of the Securities Exchange Act of 1934.

     DIRECT REVENUE - Direct revenue represents revenues from oil production of the Properties.

     ESTIMATED DIRECT EXPENSES - Estimated direct expenses, including pumper, utilities and fuel, salt water disposal, chemicals, repairs, insurance, and other direct expenses, are based on management's experience with similar properties in similar locations. Direct expense also includes an operator overhead charge, which is customary for the geographic area. Direct expenses do not include a provision for depreciation, depletion, or amortization.

          (b)  Pro Forma Financial Information.

                       WINCO PETROLEUM CORPORATION
                    PROFORMA CONDENSED BALANCE SHEETS
                With April 1999 Acquisition of Properties
                          As Of March 31, 1999

                                           Reported      Pro Forma Adj   Pro Forma
ASSETS
------
CURRENT ASSETS:
  Cash and cash equivalents               $   327,199    $   (73,916)   $   253,283
  Notes and accounts receivable                38,298                        38,298
                                          -----------    -----------    -----------

     Total Current Assets                     365,497        (73,916)       291,581

INVESTMENTS IN OIL AND GAS PROPERTIES
  At Cost, Net (Using the full cost
  method of accounting)                       163,785         73,916        237,701

FURNITURE, FIXTURES AND VEHICLES, At              361                           361
  Cost, Net of Allowances for Depreciation

OTHER ASSETS                                    1,000                         1,000
                                          -----------    -----------    -----------

     TOTAL ASSETS                         $   530,643    $         0    $   530,643
                                          ===========    ===========    ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable to directors           $       150    $              $       150
  Accounts payable and accrued expenses        20,858                        20,858
                                          -----------    -----------    -----------

     Total Current Liabilities                 21,008              0         21,008
                                          -----------    -----------    -----------

STOCKHOLDERS' EQUITY
  Common stock, no par value;
     50,000,000 share authorized
     40,852,606 shares issued and
      outstanding                             307,000                       307,000
  Additional paid in capital                1,288,500                     1,288,500
  Accumulated deficit                      (1,054,228)                   (1,054,228)
  Treasury stock                              (31,637)                      (31,637)
                                          -----------    -----------    -----------

     TOTAL STOCKHOLDERS' EQUITY               509,635                       509,635
                                          -----------    -----------    -----------


     TOTAL LIABILITIES AND
       STOCKHOLDERS' EQUITY               $   530,643    $         0    $   530,643
                                          ===========    ===========    ===========

                       WINCO PETROLEUM CORPORATION
               PROFORMA CONDENSED STATEMENTS OF OPERATIONS
                With April 1999 Acquisition of Properties
                     Six Months Ended March 31, 1999

                                           Reported      Pro Forma Adj*  Pro Forma

REVENUES:
  Oil and gas sales                       $     9,585    $    28,572    $    38,157
  Interest income                               4,263                         4,263
  Gain on sale of assets
  Other
                                          -----------    -----------    -----------

                                               13,848         28,572         42,420
                                          -----------    -----------    -----------

EXPENSES:
  lease operating expenses                      8,310         17,268         25,578
  General and administrative                    6,167          5,699         11,866
  Depreciation, depletion and amortization      9,014          6,547         15,561
                                          -----------    -----------    -----------

                                               23,491         29,514         53,005
                                          -----------    -----------    -----------

Income (Loss) before income tax                (9,643)          (942)       (10,585)

Income tax expense (benefit)
                                          -----------    -----------    -----------

     NET INCOME (LOSS)                    $    (9,643)   $      (942)   $   (10,585)
                                          ===========    ===========    ===========

NET INCOME (LOSS) PER COMMON
  SHARE -Primary and fully diluted        $         0    $         0    $         0
                                          ===========    ===========    ===========

WEIGHTED AVERAGE SHARES OUTSTANDING        40,852,576     40,852,576     40,852,576
                                          ===========    ===========    ===========



* The proforma adjustment reflects the acquisition of the oil and gas properties. While the properties were acquired in April of 1999, the adjustments are made as if they were acquired at the beginning of the period reported. The adjustment amounts are the direct revenues and estimated direct expenses of the acquired properties for the period and an estimated depreciation, depletion and amortization based on the costs of the properties and their production and reserve levels when acquired.

                       WINCO PETROLEUM CORPORATION
               PROFORMA CONDENSED STATEMENTS OF OPERATIONS
                With April 1999 Acquisition of Properties
                  Fiscal Year Ended September 30, 1998

                                           Reported      Pro Forma Adj*  Pro Forma

REVENUES:
  Oil and gas sales                       $   109,109    $    79,350    $   188,459
  Interest income                              10,654                        10,654
  Gain on sale of assets                      106,245                       106,245
  Other                                       (21,296)                      (21,296)
                                          -----------    -----------    -----------

                                              204,712         79,350        284,062
                                          -----------    -----------    -----------

EXPENSES:
  lease operating expenses                     99,206         34,536        133,742
  General and administrative                   33,338         11,398         44,736
  Depreciation, depletion and amortization     63,715         13,094         76,809
                                          -----------    -----------    -----------

                                              196,259         59,028        255,287
                                          -----------    -----------    -----------

Income (Loss) before income tax                 8,453         20,322         28,775

Income tax expense (benefit)

     NET INCOME (LOSS)                    $     8,453    $    20,322    $    28,775
                                          ===========    ===========    ===========

NET INCOME (LOSS) PER COMMON
  SHARE -Primary and fully diluted        $         0    $         0    $         0
                                          ===========    ===========    ===========

WEIGHTED AVERAGE SHARES OUTSTANDING        40,852,576     40,852,576     40,852,576
                                          ===========    ===========    ===========

* The proforma adjustment reflects the acquisition of the oil and gas properties. While the properties were acquired in April of 1999, the adjustments are made as if they were acquired at the beginning of the period reported. The adjustment amounts are the direct revenues and estimated direct expenses of the acquired properties for the period and an estimated depreciation, depletion and amortization based on the costs of the properties and their production and reserve levels when acquired.

          (c)  Exhibits:

               N/A

                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WINCO PETROLEUM CORPORATION


Dated: January 19, 2001            By: /s/ Daniel L. Dalke
                                      -----------------------------
                                           Daniel L. Dalke
                                           Chief Financial Officer